Exhibit 10.7 Fifth Amendment to Loan Agreement with Zions First National Bank Dated November 15, 2002

         This Fifth Amendment to Loan Agreement (this "Amendment") is made and entered into by and between MERIT MEDICAL SYSTEMS, INC., MERIT HOLDINGS, INC., and SENTIR SEMICONDUCTOR, INC. (collectively referred to as "Borrowers") and ZIONS FIRST NATIONAL BANK ("Lender").

                                    Recitals

         A. Borrowers and Lender entered into that certain Amended and Restated Loan Agreement dated August 11, 1999 (the "Agreement").

         B. The Agreement has been amended by a First Amendment to Loan Agreement dated March 14, 2000, a Second Amendment to Loan Agreement dated March 5, 2001, a Third Amendment to Loan Agreement dated July 1, 2001, and a Fourth Amendment to Loan Agreement dated September 7, 2001 (collectively, the "Previous Amendments").

         C. Borrowers and Lender desire to further modify and amend the Agreement as provided herein.

                                    Amendment

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender hereby agree and amend and modify the Agreement as follows:

         1. Definitions. Except as otherwise expressly provided herein, terms assigned defined meanings in the Agreement, as amended by the Previous Amendments, shall have the same defined meanings in this Amendment.

         2. Amended  Definition.  The definition of "Facility Amount" in Section
1.1 of the Agreement, as previously amended, is amended in its entirety to read as follows:

         "Facility Amount" means five hundred thousand dollars ($500,000.00).

         3. Conditions to Effectiveness of Amendment. The amendments set forth above shall become effective, as of the date and year set forth below, on such date (the "Fifth Amendment Effective Date") when the following conditions shall have been satisfied in a form and substance acceptable to Lender:

                  a. This Amendment and all other documents contemplated by this Amendment to be delivered to Lender prior to funding have been fully executed and delivered to Lender.

                  b. All other conditions precedent provided in or contemplated by the Agreement, the Security Documents, or any other agreement or document has been performed.

                  c. As of the Fifth Amendment Effective Date, the following shall be true and correct: (1) all 0representations and warranties made by Borrowers in the Agreement are true and correct as of the Fifth Amendment Effective Date; and (2) no Event of Default has occurred under the Agreement and no conditions exist and no event has occurred, which, with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Agreement.

         4. Collateral. The Loan and the Promissory Note are secured by the collateral identified in and contemplated by the Agreement, including, without limitation, the various Security Agreements dated August 11, 1999 and any other Security Agreements subsequently executed by Borrowers and by the Collateral described in Section 3.1 Collateral of the Agreement, as amended by the Previous Amendments.

         5. Representations and Warranties. Each Borrower hereby affirms and again makes the representations and warranties set forth in Article 5 Representations and Warranties of the Agreement as of the Fifth Amendment Effective Date. Each Borrower represents and warrants that there have been no changes to the Organizational Documents of such Borrower since August 11, 1999.

         6. Authorization. Each Borrower represents and warrants that the execution, delivery, and performance by such Borrower of this Amendment and all agreements, documents, obligations, and transactions herein contemplated have been duly authorized by all necessary action on the part of such Borrower and are not inconsistent with such Borrower's Organizational Documents or any resolution of the Board of Directors of such Borrower, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which such Borrower is a party or by which it is bound, and that upon execution and delivery hereof, this Amendment will constitute a legal, valid, and binding agreement and obligation of each Borrower, enforceable in accordance with their respective terms.

         7. Payment of Expenses and Attorney's Fees. Borrowers shall pay all reasonable expenses of Lender relating to the negotiation, drafting of documents, and documentation of this Amendment, including, without limitation, title insurance, recording fees, filing fees, and reasonable attorney's fees and legal expenses. If such expenses are not promptly paid, Lender is authorized and directed, upon execution of this Amendment and fulfillment of all conditions precedent hereunder, to disburse a sufficient amount of the Loan proceeds to pay in full these expenses.

         8. Agreement Remains in Full Force and Effect. Except as expressly amended or modified by this Amendment, the Agreement, as previously amended by the Previous Amendments, remains in full force and effect.

         9. Counterpart Execution. This Amendment may be executed in several counterparts, without the requirement that all parties sign each counterpart. Each of such counterparts shall be an original, but all counterparts together shall constitute one and the same instrument.

         10. Integrated Agreement; Amendment. This Amendment, together with the Agreement, the Restated Promissory Note, the Security Documents, the Previous Amendments, and the other agreements, documents, obligations, and transactions contemplated by the Agreement, the Previous Amendments, and this Amendment, constitute the entire agreements and understandings between the parties and supersede all other prior and contemporaneous agreements and may not be altered or amended except by written agreement signed by the parties. PURSUANT TO UTAH CODE SECTION 25-5-4, BORROWERS ARE NOTIFIED THAT THESE AGREEMENTS ARE A FINAL EXPRESSION OF THE AGREEMENT BETWEEN LENDER AND BORROWERS AND THESE AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED ORAL AGREEMENT. All other prior and contemporaneous agreements, arrangements, and under-standings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

         Dated:  November 15, 2002.

                 MERIT MEDICAL SYSTEMS, INC.


                 By: /s/ Kent Stanger
                    -----------------------------------------------------------
                         Kent Stanger
                         Chief Financial Officer


                 MERIT HOLDINGS, INC.


                 By: /s/ Kent Stanger
                    -----------------------------------------------------------
                         Kent Stanger
                         Chief Financial Officer

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

                 SENTIR SEMICONDUCTOR, INC.


                 By: /s/ Kent Stanger
                    -----------------------------------------------------------
                         Kent Stanger
                         Chief Financial Officer


                 ZIONS FIRST NATIONAL BANK

                     /s/ Jim C. Stanchfield
                 By:-----------------------------------------------------------
                         Jim C. Stanchfield
                         Vice President


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